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                                                                   EXHIBIT 10.37


                                EFFECTIVE DATE:                November 27, 1996
                                  AGREEMENT #:                        353
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                         CONTRACT FOR SERVICES AGREEMENT

THIS AGREEMENT is made and entered into as of the TWENTY-SEVENTH day of NOVEMBER, 1996, (hereinafter "Effective Date") by and between Summa Four, Inc., a Delaware Corporation with its principal place of business at 25 Sundial Avenue, Manchester, New Hampshire, 03103-7251 (hereinafter "Summa Four"), and the Contractor whose name and address is set forth below (hereinafter "Contractor"):

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Company: D2 TECHNOLOGIES, INCORPORATED.  MR. DAVID WONG, PRESIDENT
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Street: 104 WEST ANAPAMU STREET, SUITE J.
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City: SANTA BARBARA
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State: CALIFORNIA                                                     Zip: 93101
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RECITALS

A. Summa Four is engaged in the business of developing, marketing, supporting and selling telephony Product(s), computer Product(s) and related accessories; and

B. Contractor is a company qualified in performing a wide variety of technical services; and

C. Summa Four desires to hire Contractor at will, to provide certain services or products (hereinafter referred to as the "Work Product") as shall be more fully described in an Appendix A attached to this Agreement; and

D. Contractor is desirous of performing the Services for Summa Four as an independent contractor pursuant to the terms hereof.

NOW THEREFORE, in consideration of the mutual promises herein contained, the Parties agree as follows:

1. TERM OF AGREEMENT. This Agreement shall have a maximum duration of 60 working days from the above stated Effective Date. Nevertheless, this

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         Agreement and the Contractor's performance hereunder may be terminated by Summa Four at any time on written notice to Contractor. This Agreement may only be extended by mutual written Agreement of the Parties.

2. NATURE OF WORK. Unless otherwise directed by Summa Four, Contractor shall provide the Work Product set forth in Appendix A.

3. PAYMENT OF CONTRACTOR. During the duration of this Agreement, payment of the compensation is subject to Contractors' continuing satisfactory performance in accordance with Section 4 below. Summa Four shall compensate Contractor in accordance with the provisions of Appendix A.

4. RIGHT OF INSPECTION AND ACCEPTANCE. Contractor shall, at all times, perform services to Summa Four in a responsible and independent manner so as to meet the deliverable time frames of Appendix A. Furthermore, all Services shall be of the highest professional quality and all Work Product to be delivered hereunder shall conform to the specifications therefore or if no specifications have been agreed to by the Parties, be subject to Summa Four's complete satisfaction.

5. INDEMNIFICATION. Contractor hereby certifies that it has obtained all necessary authorizations, permits and approvals and that it is fully licensed and capable of performing the services as specified herein. As such, Contractor shall defend at its own expense, all actions or claims made against Summa Four, its employees, or customers, including without limitation, all personal injury, property damage, or Product performance claims which may arise out of or in connection with this Agreement or Contractor's performance of the services for Summa Four and/or delivery of the Work Product. Furthermore, Contractor is solely responsible for and shall indemnify Summa Four against all liability, claim, expense and/or cost in connection with its performance under this agreement including but not limited to the payment of all federal, state and local taxes or contributions which may be imposed on Contractor or Summa Four including unemployment insurance, social security and income tax levies associated with Contractor's performance under this Agreement.

6. INDEPENDENCE OF ACTION. Nothing herein shall be deemed to restrict Summa Four's right to perform the Work Product for itself or develop similar or like Work Product(s) or to retain other contractors or third parties to provide Similar Services and/or Work Product upon such terms and conditions as it deems appropriate.

7. TERMINATION OF AGREEMENT. This Agreement may be terminated at any time, for any reason, by Summa Four, except that in the event of any termination of

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         this Agreement for the convenience of Summa Four and not for cause or other matters attributable to Contractor, Summa Four shall give 30 days' prior written notice of termination. Upon any such termination, Contractor shall promptly deliver to Summa Four any and all Work Product (including but not limited to any other materials, products, supplies and/or Confidential Information of or to be returned to Summa Four hereunder) completed as of the date of such termination. To the extent that any payment(s) are due therefor, such payment(s) shall be made in accordance with Articles 3, 4 and Appendix A hereof.

8. CONTRACTOR'S SERVICES FOR OTHERS. It is agreed that since Contractor, during the term of this Agreement, and any renewals hereof, will acquire or have access to Summa Four Confidential Information as hereinafter defined, Contractor agrees not to provide for a period of one year after the termination of this Agreement similar Services to competitors of Summa Four without Summa Four's prior written approval, which shall not be unreasonably withheld.

9. NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. The term "Confidential Information," unless otherwise indicated, shall mean all information in tangible and/or intangible form disclosed to Contractor or learned by Contractor as a direct or indirect consequence of or through their relationship with Summa Four.

         Accordingly, Contractor agrees to be independently bound by Summa Four's current Non-Disclosure Agreement which it has executed in conjunction with this Agreement.

10. REMEDIES. Summa Four reserves all right and remedies it may have in law or equity to enforce performance of this Agreement.

11. PROPRIETARY RIGHTS IN DATA AND DOCUMENTS. The Parties hereto mutually agree that all title to and ownership of the Work Product as well as any related proprietary rights, including but not limited to those relating to patents, copyrights, trademarks, or trade secrets in any Work Product provided by Contractor to Summa Four in accordance with this Agreement shall belong exclusively to Summa Four, EXCEPT CODE DERIVED FROM SOURCE CODE PROTECTED BY TEXAS INSTRUMENTS LICENSES. CODE DERIVED FROM THIS LICENSED CODE SHALL BE PROVIDED UNDER A SOURCE-CODE LICENSE FROM D2, AND PER TEXAS INSTRUMENTS LICENSE AGREEMENTS, SHALL NOT BE PORTED TO NON-TEXAS INSTRUMENTS DSPS. Contractor agrees that its performance of this Agreement and the resultant Work Product constitute a work for hire relationship. Contractor shall protect, on behalf of Summa Four, all materials and written documents provided to it by Summa Four and/or which may have been independently generated by

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         Contractor under this Agreement. Contractor agrees that upon termination or expiration of this Agreement for any reason whatsoever, Contractor shall promptly deliver to Summa Four all materials and written documents, as well as all "Confidential Information," which Contractor has used, developed, maintained or had access to throughout this Agreement.

12.      INDEMNIFICATION FOR PATENT AND PROPRIETARY RIGHT CLAIMS.

         Contractor warrants to Summa Four that the Work Product provided by Contractor will not infringe upon or violate any patent, copyright, trade secret or any other proprietary or intellectual property right of any third party. In the event of a claim by a third party against Summa Four, or against any of its employees or customers, asserting or involving a patent, copyright, trade secret or proprietary or intellectual proprietary right violation which concerns the Work Product, or any related work tangible or intangible Work Product developed by Contractor for Summa Four, Contractor will defend at its sole expense and will indemnify and hold harmless Summa Four, its employees and its customers against any loss, costs, expense or liability arising out of such claim, whether or not such claim is successful.

13. ASSIGNMENT. Contractor may not assign its obligations or responsibilities under this Agreement without the written consent of Summa Four.

14. AGENCY. This Agreement does not appoint the Contractor as the agent or legal representative of Summa Four for any purpose whatsoever. The Contractor has no authority, expressed or implied, to assume or create any obligation or responsibility on behalf of, or in the name of, Summa Four, or to bind or represent Summa Four in any manner whatsoever. Unless specifically provided for otherwise in this Agreement, the Contractor shall be solely responsible for its actions and any and all obligations for liabilities incurred or assumed in the performance of this Agreement.

         THE CONTRACTOR ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT AND UNDERSTANDS AND AGREES TO BE BOUND BY THIS AGREEMENT'S TERMS AND CONDITIONS. THE CONTRACTOR FURTHER AGREES THAT THIS AGREEMENT TOGETHER WITH ITS ATTACHED APPENDIX IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE UNDERSTANDING OF THE PARTIES REGARDING THIS MATTER AND THAT THIS AGREEMENT SUPERSEDES AND CANCELS ALL PREVIOUS AND CONTEMPORANEOUS WRITTEN AND ORAL AGREEMENTS AND COMMUNICATIONS RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THIS AGREEMENT MAY ONLY BE MODIFIED IN WRITING, SIGNED BY AN AUTHORIZED REPRESENTATIVE OF BOTH PARTIES.

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The validity, construction and interpretation of this Agreement and the rights and duties of the parties hereto shall be governed by and construed in accordance with the laws of the State of New Hampshire.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

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                CONTRACTOR                           SUMMA FOUR, INC.
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AUTHORIZED SIGNATURE                    AUTHORIZED SIGNATURE
  /s/ DAVID Y. WONG                       /s/ THERESA PRATT-WANG
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NAME (PRINT OR TYPE)                    NAME (PRINT OR TYPE)
  DAVID Y. WONG                           THERESA PRATT-WANG
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TITLE                                   TITLE
  PRESIDENT                               VICE PRESIDENT
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DATE DECEMBER 9, 1996                   DATE
                                        NOVEMBER 27, 1996
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                                                AGREEMENT #: ___________________


                                   APPENDIX A

                                       TO

                         CONTRACT FOR SERVICES AGREEMENT

D2 shall develop HDLC drivers for the TI TMS320C548.

These drivers will be used to communicate with the SPC card (the Motorola MPC860). Summa Four and D2 will jointly define the protocol to meet the present and future needs of the SPC/SRM products, while maximizing the efficiency of the interface.

The 860 will communicate with each of the 32 TI 548's through time-division-multiplexing on the buffered serial port. The 548's do no need to directly communicate with each other. D2 is responsible for the code on the 548's. Summa Four is responsible for the code on the 860.

Summa Four is responsible for creating an interface document that documents the 860 to 548 interface. D2 will provide technical assistance in developing this interface document.

Integration of the two pieces will be done by Summa Four in NH. D2 will provide technical support for this effort.

D2 will do the following:

         1.       Provide a Schedule, Management POC, and Technical POC.
         2. Develop a driver for the HDLC protocol (548), in C or 548 Assembly Language, using mutually agreed-upon tools.
         3. Test the driver to confirm that the HDLC is functioning correctly.
         4. Measure the performance of the driver (MIPS impact on 548) on the DSP Research Tiger board, which will be loaned to D2 by Summa Four.
         5. Conform to the Summa Four software development process, including:
                           - Develop a Functional and a Detailed Design Specification.
                           -        Hold code reviews, with Summa Four
                                    participation.
                           -        Provide well-documented code.
                           -        Efficient use of architecture.

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         6.       Deliverables:
                           -        Weekly status report (email)
                           -        Source code
                           - Compilation instructions (makefiles, flags, etc.)
                           -        Functional and Detail Design Specifications
                           - Test descriptions/results and performance measurements

The charge for this effort shall not exceed $16K, corresponding to 4 staff weeks at $4k per staff week.

Terms:

         1.       Accrued on a per-hour basis, not to exceed $16K
         2.       Billed Monthly.
















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